Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

Note 12 — Commitments and Contingencies

Management Agreements

Day-to-day management and operation of the VIP gaming rooms is contracted by the Promoter Companies to Pak Si Management and Consultancy Limited of Macau (“Pak Si”) a related party management company that is responsible for hiring and managing all staff needed for operations.  This includes local managers and executives to provide supervision, finance and cage personnel, public relations, drivers and other service staff (waiters, cleaners, etc.).  The principal of Pak Si is the sister-in-law of Mr. Vong, a director of the Company and its chief operating officer.

Sang Heng and Iao Pou, have initially entered into one year agreements to provide such services with Pak Si, pursuant to which each of them paid Pak Si $155,000 per month, and King's Gaming paid approximately $77,500 per month for the VIP room at the Venetian-Resort-Hotel, from which Pak Si is responsible to pay all salaries, benefits and other expenses of operation.

Beginning in March 2011, the monthly payments were revised for Sang Heng, Iao Pou and King's, to $180,000, $103,000 and $103,000, respectively.  Beginning on May 15, 2011, Sang Heng entered into an additional management agreement with Pak Si for the management of the Iao Kun VIP gaming room located in the Galaxy Resort Macau for $180,000 per month, which was then transferred to Sang Lung.

Total expenses for Pak Si's services were $5,305,258, $3,732,650, and $2,200,890 during the years ended December 31, 2011, 2010, and 2009, respectively.  Amounts due to Pak Si as of December 31, 2011 and 2010 were $462,665 and $385,977, respectively and have been recorded in accrued expenses.

Employment Agreements

AGRL has entered into employment agreements with five executive officers: Mr. Lam (Chairman of the Board), Leong Siak Hung (Chief Executive Officer), Li Chun Ming (Chief Financial Officer), Mr. Vong (Director), and Lam Chou In (Operating Officer) that became effective upon the closing of the acquisition of AGRL.  In addition, upon the closing of the acquisition of King’s Gaming, AERL has entered into two additional employments contracts with Mr. Mok and Mr. Wong. In February 2012 the Board amended the employment contracts effective January 1, 2012 for certain officers of the Company to increase the annual salary.

Annual minimum compensation for the terms of the employment agreements, as amended, is as follows:

2012	$951,548
2013	534,507
2014	496,594
2015	164,762
Total	$2,147,411

Each executive is entitled to paid vacation in accordance with AGRL’s policies and other customary benefits. The employment agreements provide that the executive, during the period of five years following the termination of his employment (three years in the case of Messrs. Leong and Li), shall not compete with AGRL or solicit any of its employees. The agreements contain provisions prohibiting the executives, during their respective terms of employment, from selling, hypothecating or otherwise transferring more than 20% of any Ordinary Shares that may be transferred to them by Spring Fortune from shares it received or receives as a result of the acquisition. If an executive’s employment is terminated for any reason prior to the expiration of the employment term, or if the executive breaches the confidentiality and non-competition and non-solicitation provisions of his employment agreement, the executive is obligated to transfer and assign to the Company all securities then held by him and all rights to receive securities in the future, which securities will be canceled.

Total compensation charged to operations during the years ended December 31, 2011, 2010, and 2009 related to these employment contracts were $775,200, $690,200, and $0, respectively.

Office Lease

The Company has office leases in Hong Kong and Macau for executive offices which expire in September and April , 2013 respectively.  Minimum future lease payments are $63,446 and $35,215, during the years ended December 31, 2012 and 2013 respectively. Rent expense was $38,976 and $0 for the years ended December 31, 2011 and 2010 respectively.

Certain Risks and Uncertainties

The Group’s operations are dependent on the annual renewal of the gaming licenses by the Macau SAR to the Promoter Companies.  The tenure of the Promoter Companies acting as gaming promoters for the Casinos is subject to the Gaming Representative / Gaming Promoter Arrangements.

The Group may not be able to collect all of their markers receivables from the junket agents. Management expects that the Group will be able to enforce these obligations only in a limited number of jurisdictions, including Macau. To the extent that junket agents of the Group, through the Promoter Companies, are from other jurisdictions, the Group may not have access to a forum in which they will be able to collect all of their markers receivables because, among other reasons, courts of many jurisdictions do not enforce gaming debts and the Group may encounter forums that will refuse to enforce such debts. The Group’s inability to collect gaming debts could have a significant negative impact on their operating results.

The Group receives a significant amount of their revenue from patrons within the Asia-Pacific Region. If economic conditions in these areas were to decline materially or additional casino licenses to new Casino Operators were awarded in these locations, the Group’s consolidated results of operations could be materially affected.